UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2017

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into New Severance Benefit Agreements

On May 9, 2017, the Company entered into Severance Benefit Agreements with Karl G. Glassman, President & CEO, Matthew C. Flanigan, Executive Vice President & CFO, Perry E. Davis, Executive Vice President, President – Residential Products & Industrial Products, and J. Mitchell Dolloff, Executive Vice President, President – Specialized Products & Furniture Products (collectively the “2017 Severance Agreements”). Upon a Change in Control of the Company, the 2017 Severance Agreements provide for severance payments and benefits during a “Protected Period” following the Change in Control. The Protected Period is 24 months for each executive.

In general, a Change in Control is deemed to occur when: (i) a shareholder becomes the beneficial owner of 40% or more of our common stock, (ii) the current directors, as of the date of the agreement, or their successors no longer constitute a majority of the Board of Directors, (iii) after a merger or consolidation with another corporation, less than 65% of the voting securities of the surviving corporation are owned by our former shareholders, (iv) the Company liquidates, sells or otherwise transfers substantially all of its assets to an unrelated third party; or (v) the Company enters into an agreement, including a letter of intent, which contemplates a Change in Control (as described above), or the Company or a person makes a public announcement of an intention to take actions which, if consummated, would result in a Change in Control (as described above).

The payments and benefits under the 2017 Severance Agreements are subject to a “double trigger”; that is, they become due only after both (i) a Change in Control of the Company and (ii) the executive officer’s employment is terminated by the Company (except for “cause” or upon disability) or the executive officer terminates his employment for “good reason.”

In general, the executive officer would have “good reason” to terminate his employment if he were required to relocate or experienced a reduction in job responsibilities, title, compensation or benefits, or if the successor company did not assume the obligations of the 2017 Severance Agreement. The Company may cure the “good reason” for termination within 30 days of receiving notice from the executive.

Events considered grounds for termination by the Company for “cause” under the 2017 Severance Agreements generally include the executive’s (i) conviction of a felony or any crime involving property of the Company; (ii) willful breach of the Company’s Code of Business Conduct or Financial Code of Ethics that causes significant injury to the Company; (iii) willful act or omission involving fraud, misappropriation or dishonesty that causes significant injury to the Company or results in material enrichment to the executive at the Company’s expense; (iv) willful violations of specific written directions of the Board following notice of such violation; or (v) continuing, repeated, or willful failure to substantially perform duties after written notice from the Board.

The 2017 Severance Agreements have no fixed termination period, but continue as long as the executive is employed by the Company or any successor. However, after May 9, 2020, the Company or the executive has the right to unilaterally terminate the 2017 Severance Agreement upon one year written notice to the other party, so long as the Protected Period is not in effect.

Upon termination of employment by the Company (except for “cause” or upon disability) or by the executive for “good reason” during the Protected Period, the Company will provide the following payments and benefits:

Severance Benefit	Timing and/or Amount of Payment
Base Salary	Through the date of termination

Cash Bonus under 2014 Key Officers Incentive Plan (KOIP)	Pro-rata incentive award for the year of termination based upon the results achieved under the KOIP for the year

Severance Payments	200% of Base Salary (Base Salary is currently $1,175,000 for Glassman, $550,000 for Flanigan, and $500,000 each for Davis and Dolloff) plus 200% of the executive’s target bonus amount (currently 120% of Base Salary under the KOIP for Glassman, and 80% each for Flanigan, Davis and Dolloff), paid in bi-weekly installments over 24 months

Continued Benefits	Continued health insurance and fringe benefits for 24 months, as permitted by the Internal Revenue Code (IRC), or an equivalent lump sum payment

Additional Retirement Benefits	Lump sum additional retirement benefit based on the actuarial equivalent of an additional 24 months of continuous service

All amounts received by the executive as health insurance or fringe benefits from a new full-time job will reduce the benefits under the 2017 Severance Agreement. However, the executive is not required to mitigate the amount of any termination payment or benefit provided under the agreement. The 2017 Severance Agreements contain a non-competition covenant for two years after the termination date. If violated the Company’s sole remedy is to cease payment of any further benefits.

The disclosure above is only a brief description of the 2017 Severance Agreements and is qualified in its entirety by such agreements with Mr. Glassman, Mr. Flanigan, Mr. Davis and Mr. Dolloff, each of which is attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Termination of Prior Severance Benefit Agreements

On May 9, 2017, in conjunction with the entry into the 2017 Severance Agreements referenced above, the existing severance benefit agreements with Mr. Glassman, Mr. Flanigan and Mr. Dolloff were terminated. Mr. Davis did not previously have a severance benefit agreement with the Company. Reference is made to (i) the Amended and Restated Severance Benefit Agreement between the Company and Karl G. Glassman, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.6 to the Company’s Form 8-K; (ii) the Severance Benefit Agreement between the Company and Matthew C. Flanigan, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.7 to the Company’s Form 8-K; and (iii) the Amended and Restated Severance Benefit Agreement between the Company and J. Mitchell Dolloff, dated December 30, 2008, filed May 9, 2017 as Exhibit 10.1 to the Company’s Form 10-Q (collectively referred to as the “Terminated Agreements.”)

Upon a Change in Control of the Company, the Terminated Agreements provided for severance payments and benefits during a “Protected Period” following the Change in Control. The Protected Period was 30 months for Mr. Glassman, 24 months for Mr. Flanigan and 12 months for Mr. Dolloff.

In general, a Change in Control under the Terminated Agreements was deemed to occur under the same circumstances as described in (i) through (iv) in the “Change in Control” definition paragraph above under the 2017 Severance Agreements; provided a Change in Control occurred under Mr. Dolloff’s agreement with a 25% beneficial owner (as opposed to 40%) and if less than 75% (as opposed to 65%) of the voting securities of the surviving corporation were owned by our former shareholders after a merger or consolidation.

The payments and benefits under the Terminated Agreements were subject to a “double trigger”; that is, they became due only after both (i) a Change in Control of the Company and (ii) the executive officer’s employment was terminated by the Company (except for “cause” or upon disability) or the executive officer terminated his employment for “good reason.”

In general, the executive officer would have “good reason” to terminate his employment if he were required to relocate or experienced a reduction in job responsibilities, compensation or benefits, or if the successor company did not assume the obligations of the Terminated Agreement. The Company could cure the “good reason” for termination within 30 days of receiving notice from the executive. Events considered grounds for termination by the Company for “cause” under the Terminated Agreements were substantially the same or similar as those in the 2017 Severance Agreements described above. The Terminated Agreements had no fixed termination period, but continued as long as the executive was employed by the Company or any successor.

Upon termination of employment by the Company (except for “cause” or upon disability) or by the executive for “good reason” during the Protected Period, the Terminated Agreements would have provided the following payments and benefits:

Provision	Glassman	Flanigan	Dolloff
Base Salary	Through the date of termination	Through the date of termination	Through the date of termination

Cash Bonus under 2014 Key Officer’s Incentive Plan (KOIP)	Pro-rata incentive award at the maximum payout level under KOIP for the year of termination	Pro-rata incentive award at the maximum payout level under KOIP for the year of termination	Pro-rata incentive award at the maximum payout level under KOIP for the year of termination

Monthly Severance Payments	250% of Base Salary (Base Salary is currently $1,175,000) plus 250% of the executive’s target bonus amount (currently 120% of Base Salary under KOIP), paid over 30 months	200% of Base Salary (Base Salary is currently $550,000) plus 200% of the executive’s target bonus amount (currently 80% of Base Salary under KOIP), paid over 24 months	100% of Base Salary (Base Salary is currently $500,000) plus 100% of target bonus amount (currently 80% of Base Salary under KOIP), paid over 12 months

Continued Benefits	Continued health insurance and fringe benefits for 30 months, as permitted by the IRC, or an equivalent lump sum payment	Continued health insurance and fringe benefits for 24 months, as permitted by the IRC, or an equivalent lump sum payment	Continued health insurance and fringe benefits for 12 months, as permitted by the IRC

Additional Retirement Benefits	Lump sum additional retirement benefit based on the actuarial equivalent of an additional 30 months of continuous service	Lump sum additional retirement benefit based on the actuarial equivalent of an additional 24 months of continuous service	Lump sum additional retirement benefit based on the actuarial equivalent of an additional 12 months of continuous service

All amounts received by Mr. Glassman, Mr. Flanigan or Mr. Dolloff as health insurance or fringe benefits from a new full-time job would have reduced the benefits under the Terminated Agreements. However, the executive was not required to mitigate the amount of any termination payment or benefit provided under the agreements. In addition, Mr. Dolloff’s agreement provided that, prior to a Change in Control, the Company could not terminate his employment, other than for “cause” except upon at least three months’ prior notice.

The disclosure above is only a brief description of the Terminated Agreements and is qualified in its entirety by such agreements with Mr. Glassman, Mr. Flanigan and Mr. Dolloff, each of which is listed as Exhibits 10.5, 10.6 and 10.7, respectively, and incorporated herein by reference.

Personal Use of Corporate Aircraft by CEO

On May 8, 2017, the Compensation Committee of the Board (the “Committee”) adopted resolutions regarding the personal use of corporate aircraft by Karl G. Glassman, President & CEO. Following the Committee’s comprehensive review of Mr. Glassman’s compensation package and given the location of the Company’s headquarters outside of a major metropolitan area, the Committee extended this perquisite to facilitate the CEO’s schedule and to enable him to more efficiently attend to Company business while traveling. Mr. Glassman’s use of corporate aircraft for personal travel by him and his guests, subject to the aircraft not being scheduled for business purposes, is subject to an annual limit of $100,000 in aggregate incremental cost to the Company, including the cost of “deadhead” flights necessitated by such personal use. The Company will not provide tax reimbursements to Mr. Glassman for any taxes arising from imputed income relating to his use of the corporate aircraft for personal travel by him or his guests. The Description of Personal Use of Corporate Aircraft by Karl G. Glassman is attached as Exhibit 10.8 and is incorporated herein by reference.

Employment Agreements Expire by their Stated Terms

Mr. Glassman and Mr. Flanigan each entered into employment agreements with the Company on March 1, 2013. Each employment agreement expired, by its stated terms, on the date of the 2017 annual shareholder meeting, which was held May 9, 2017. Reference is made to (i) the Employment Agreement between the Company and Karl G. Glassman, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.3 to the Company’s Form 8-K, and (ii) the Employment Agreement between the Company and Matthew C. Flanigan, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.4 to the Company’s Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 9, 2017. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Matters voted upon were (i) the election of nine directors; (ii) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017; (iii) an advisory vote to approve named executive officer compensation as described in the Proxy Statement; and (iv) an advisory vote concerning the frequency of future advisory votes on named executive officer compensation. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set out below.

1. Proposal One: Election of Directors. All nine nominees for director listed in the Proxy Statement were elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Robert E. Brunner	97,251,753	1,913,888	120,718	17,725,242
Robert G. Culp, III	93,295,882	5,871,045	119,432	17,725,242
R. Ted Enloe, III	81,718,381	17,448,657	119,321	17,725,242
Manuel A. Fernandez	97,163,817	2,010,796	111,746	17,725,242
Matthew C. Flanigan	95,628,377	3,526,790	131,192	17,725,242
Karl G. Glassman	98,805,756	342,037	138,566	17,725,242
Joseph W. McClanathan	92,999,764	6,166,453	120,142	17,725,242
Judy C. Odom	94,699,337	4,474,319	112,703	17,725,242
Phoebe A. Wood	96,200,201	2,984,014	102,144	17,725,242

2. Proposal Two: Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
110,730,828	6,114,579	166,194	N/A

3. Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation and Related Matters” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
92,318,884	5,827,526	1,139,763	17,725,428

4. Proposal Four: Frequency of Future Advisory Votes on Named Executive Officer Compensation. The advisory vote concerning the frequency of future Say-on-Pay votes on named executive officer compensation consisted of the following:

Every 1 YEAR	Every 2 YEARS	Every 3 YEARS	ABSTAIN	BROKER NON-VOTE
86,069,301	1,721,617	10,525,388	969,867	17,725,428

In light of this vote, the Board determined to include a Say-on-Pay advisory vote in its proxy materials annually, until the next annual meeting at which an advisory vote on the frequency of Say-on-Pay votes is conducted.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Severance Benefit Agreement between the Company and Karl G. Glassman, dated May 9, 2017

10.2*	Severance Benefit Agreement between the Company and Matthew C. Flanigan, dated May 9, 2017

10.3*	Severance Benefit Agreement between the Company and Perry E. Davis, dated May 9, 2017

10.4*	Severance Benefit Agreement between the Company and J. Mitchell Dolloff, dated May 9, 2017

10.5	Amended and Restated Severance Benefit Agreement between the Company and Karl G. Glassman, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.6 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.6	Severance Benefit Agreement between the Company and Matthew C. Flanigan, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.7 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.7	Amended and Restated Severance Benefit Agreement between the Company and J. Mitchell Dolloff, dated December 30, 2008, filed May 9, 2017 as Exhibit 10.1 to the Company’s Form 10-Q, is incorporated by reference. (SEC File No. 001-07845)

10.8*	Description of Personal Use of Corporate Aircraft by Karl G. Glassman

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 11, 2017	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Severance Benefit Agreement between the Company and Karl G. Glassman, dated May 9, 2017

10.2*	Severance Benefit Agreement between the Company and Matthew C. Flanigan, dated May 9, 2017

10.3*	Severance Benefit Agreement between the Company and Perry E. Davis, dated May 9, 2017

10.4*	Severance Benefit Agreement between the Company and J. Mitchell Dolloff, dated May 9, 2017

10.5	Amended and Restated Severance Benefit Agreement between the Company and Karl G. Glassman, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.6 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.6	Severance Benefit Agreement between the Company and Matthew C. Flanigan, dated March 1, 2013, filed March 6, 2013 as Exhibit 10.7 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.7	Amended and Restated Severance Benefit Agreement between the Company and J. Mitchell Dolloff, dated December 30, 2008, filed May 9, 2017 as Exhibit 10.1 to the Company’s Form 10-Q, is incorporated by reference. (SEC File No. 001-07845)

10.8*	Description of Personal Use of Corporate Aircraft by Karl G. Glassman

*	Denotes filed herewith.